UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2013

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Glacier Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Montana	000-18911	81-0519541
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

49 Commons Loop, Kalispell, Montana	59901
(Address of principal executive offices)	(Zip Code)

(406) 756-4200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On January 24, 2013, the Company issued a press release announcing its financial results for the quarter ended December 31, 2012. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein in its entirety by reference.

The information in this Item 2.02 and the Exhibit attached hereto is furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document or filing.

Item 9.01. Financial Statements and Exhibits

(a)    Financial statements of businesses acquired - not applicable.

(b)    Pro forma financial information - not applicable.

(d)	Exhibit 99.1 - Press Release dated January 24, 2013, announcing financial results for the quarter ended December 31, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Glacier Bancorp, Inc.
(Registrant)
January 24, 2013	/s/ MICHAEL J. BLODNICK
(Date)	Michael J. Blodnick President and Chief Executive Officer